Wolverine Tube, Inc. Announces Exchange Offer and Consent Solicitation
Relating to its 10½% Senior Notes due 2009

Huntsville, AL – February 25, 2009 – Wolverine Tube, Inc. (“Wolverine Tube”) announced today the commencement of an offer (the “Exchange Offer”) to each of the holders of its 10½% Senior Notes due 2009 (CUSIP No. 978093AE2) (the “Existing Notes”) to exchange, for each $1,000 in principal amount of Existing Notes tendered, at the holder’s option, either (A) $1,000 in principal amount of Wolverine Tube’s 10% Senior Secured Notes due 2012 (the “New Notes”) and a cash exchange fee equal to 2.0% of the principal amount of the New Notes issued to such holder (the “Notes Option”) or (B)(i) not more than $850 in principal amount of New Notes, (ii) a cash payment of not less than $150 (the “Cash Consideration”), and (iii) a cash exchange fee equal to 2.0% of the principal amount of the New Notes issued to such holder (the “Cash Option”).  In the event that all holders of the Existing Notes elect the Cash Option, then each holder will receive, for each $1,000 in principal of Existing Notes tendered, (i) $850 in principal amount of New Notes, (ii) Cash Consideration of $150, and (iii) a cash exchange fee equal to 2.0% of the principal amount of the New Notes issued to such holder.  To the extent, however, that any of the holders of Existing Notes elect the Notes Option (“Note Option Holders”), then the Cash Consideration that would have been paid to such Note Option Holders shall instead be paid to the holders who elect the Cash Option (“Cash Option Holders”), pro rata in accordance with the principal amount of Existing Notes tendered by such Cash Option Holders, with a corresponding reduction in the principal amount of New Notes to be issued to such Cash Option Holders (provided that in no event will the Cash Option Holders be entitled to receive, for each $1,000 of principal amount of Existing Notes tendered, a principal amount of New Notes and Cash Consideration that exceeds $1,000).  The Notes Option and the Cash Option are collectively referred to as the “Exchange Offer Consideration.”  In addition, holders who validly tender and do not withdraw their Existing Notes in the Exchange Offer will be paid accrued and unpaid interest from the most recent interest payment date for the Existing Notes up to, but not including, the date on which payment of the Exchange Offer Consideration is made.

In conjunction with the Exchange Offer, Wolverine Tube is soliciting consents (the “Consent Solicitation”) to the adoption of proposed amendments (the “Proposed Amendments”) to the indenture governing the Existing Notes.  Any holder of the Existing Notes who tenders its Existing Notes pursuant to the Exchange Offer will be deemed to have delivered a consent to the Proposed Amendments.  The Proposed Amendments are being sought in order to eliminate substantially all of the restrictive covenants and certain events of default and related provisions contained in the indenture governing the Existing Notes in order to permit the Exchange Offer to be consummated.  The indenture relating to the New Notes, however, will contain restrictive covenants and events of default substantially similar to those contained in the indenture governing the Existing Notes.  The purpose of the Exchange Offer and the Consent Solicitation is to refinance certain of Wolverine Tube’s indebtedness.

The Exchange Offer and Consent Solicitation expires at 11:59 p.m., New York City time, on March 24, 2009 (the “Expiration Date”), unless extended or terminated by Wolverine Tube.  Holders of the Existing Notes must validly tender and not validly withdraw their Existing Notes on or before the Expiration Date, unless extended, to receive the Exchange Offer Consideration.  Existing Notes may be withdrawn and Consents may be revoked prior to the execution of the supplemental indenture containing the Proposed Amendments, but not thereafter.  Wolverine Tube intends to execute the supplemental indenture containing the Proposed Amendments promptly upon receipt of valid consents representing a majority of the aggregate principal amount of the Existing Notes.

The Exchange Offer and Consent Solicitation are made upon the terms and conditions set forth in the Exchange Offer and Consent Solicitation Statement, dated February 25, 2009 (the “Statement”) and the accompanying Letter of Transmittal.  Wolverine Tube’s obligation to accept, and pay for, Existing Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer is subject to the satisfaction of certain conditions, including a minimum tender condition of not less than 95% of the aggregate principal amount of the Existing Notes.  Further details about the terms, conditions, risk factors, tax considerations and other factors that should be considered in evaluating the Exchange Offer and Consent Solicitation are set forth in the Statement.

Plainfield Special Situations Master Fund Limited, an affiliate of Wolverine Tube and holder of approximately $9,863,000 of the Existing Notes and $38.3 million in principal amount of Wolverine Tube’s 10½% Senior Exchange Notes due 2009, has agreed to tender all such notes in connection with the Exchange Offer, upon the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer and Consent Solicitation is being made to holders of Existing Notes that are “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), non-“U.S. persons” outside the United States within the meaning of Regulation S under the Securities Act, and institutional “accredited investors” within the meaning of subparagraph (a)(1), (2), (3), or (7) of Rule 501 of Regulation D of the Securities Act.  Holders who are not “qualified institutional buyers” or institutional “accredited investors” may not participate in the Exchange Offer or Consent Solicitation.

The Statement, the Letter of Transmittal and other documents relating to the Exchange Offer and Consent Solicitation are expected to be distributed to holders of Existing Notes beginning today.  Holders are urged to read the Statement and the Letter of Transmittal.  Any questions or requests for assistance or for additional copies of the Statement or related documents may be directed to the information agent, D.F. King & Co., Inc. at (800) 901-0068 or (212) 269-5550 (for banks and brokers only).

The New Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release is for informational purposes only and is neither an offer to buy nor a solicitation of an offer to sell any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.  The Exchange Offer and Consent Solicitation are made only by, and pursuant to, the terms set forth in the Statement, and the information in this press release is qualified by reference to the Statement and the accompanying Letter of Transmittal.

About Wolverine Tube

Wolverine Tube is a world-class quality partner, providing its customers with copper and copper alloy tube, fabricated products and metal joining products.  Internet addresses: http://www.wlv.com and http://www.silvaloy.com.

Forward-Looking Statements

All statements in this press release other than statements of historical fact are forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward-looking statements speak only as of the date of this press release, and Wolverine Tube expressly disclaims any obligations to release publicly any update or revision to any forward-looking statement contained herein if there are any changes in conditions or circumstances on which any such forward-looking statement is based.